Delaware
Investments(SM)
---------------------------------------
A Memeber of Lincoln Financial Group(R)


Graphic of Fixed Income Artwork

FIXED INCOME

Annual Report
2002

DELAWARE
Delchester Fund


[LOGO] POWERED BY RESEARCH.(SM)

Table
  of Contents

Letter to Shareholders                      1
Portfolio Management Review                 3
New At Delaware                             5
Performance Summary                         6
Financial Statements:
   Statement of Net Assets                  8
   Statement of Assets
     and Liabilities                       13
   Statement of Operations                 14
   Statements of Changes
     in Net Assets                         15
   Financial Highlights                    16
   Notes to Financial
     Statements                            20
   Report of Independent
     Auditors                              23
Board of Trustees/Officers                 24

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Delaware Investments
  Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes

Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity

o  U.S. value equity

o  U.S. fixed income

o  International and global

o  U.S. structured-approach equity products

The Independent Research Advantage

Each center of expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors

Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience

Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance

Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service

With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter to                                               Delaware Delchester Fund
  Shareholders                                          August 13, 2002


Recap of Events

It was another positive year for most bond investors, who have recently found themselves benefiting from global uncertainties and a U.S. stock market that's in retreat. Over the past year, as corporate scandals unfolded, current events threatened, and investors' enthusiasm for stocks waned, many bonds again became attractive to investors.

Unfortunately, strength in the broader fixed-income markets did not translate into positive returns for high-yield bonds. During the year, as corporate credit remained a major concern of most investors, and as default rates remained high, investment-grade bonds were generally in much greater demand than high-yield issues.

In the corporate bond market, the second quarter's lackluster pace of new issuance hints that a sharp slowdown has occurred in corporate debt growth. According to a recent note by ratings agency Moody's Investors Service, much of the $234 billion annualized net corporate bond issuance in 2002's first quarter was used to refinance short-term obligations as opposed to increasing total debt.

Meanwhile, the high rate of corporate bond defaults seen in recent years continued into 2002. Moody's reported the rate of debt defaults for 2002's first half at 10.3%. However, the rate seems to finally be in decline, once the much-troubled telecommunications industry is factored out of the calculation.

Major U.S. stock indexes are entrenched in negative territory year-to-date, and as a result investors poured $73.9 billion into bond funds during 2002's first half (Source: AMG Data Services). The Lehman Brothers Aggregate Bond Index, a good measure of the broad U.S. fixed-income market, turned in a gain of +7.53% for the year ended July 31, 2002. Of that gain, just less than three percentage points came during the period from May to July 2002.

Economic growth for the first quarter of this year, as reported by the U.S. Department of Commerce, was recently revised downward to a yearly rate of +5.0%, while second quarter gross domestic product was significantly less -- reported in late July at just +1.1%. The economy has now officially come through the 2001 recession, and the consensus forecast is for recovery. However, data released lately suggests that a "double-dip" recession, if not yet a likelihood, is still a possibility. Investors and traders alike continue to monitor the economic data for a sense of direction.

As of July 31, 2002, the two-year U.S. Treasury note was yielding +2.19% and the 10-year note +4.44%. The 30-year Treasury bond yield was at +5.31%.

Delaware Delchester Fund posted a total return of -7.94% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended July 31, 2002. The Fund trailed the Lipper High Current Yield Funds Average, which posted a similar loss of -7.54 %, but beat the Salomon Smith Barney High-Yield Cash Pay Index, which declined -9.46%. As of July 31, 2002, Delaware Delchester Fund's SEC 30-day yield for Class A shares was 9.91%.

Total Return
For the period ended July 31, 2002                               One Year
Delaware Delchester Fund-- Class A Shares                         -7.94%
Lipper High Current Yield Funds Average (395 funds)               -7.54%
Salomon Smith Barney High-Yield Cash Pay Index                    -9.46%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on pages 6 and
7. The Lipper High Current Yield Funds Average represents the average return of high-yield bond mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook

While weak economic data recently left open the possibility of the economy sliding back into recession, the consensus GDP forecast for the remainder of 2002 is for continued growth --a scenario we still consider to be the more likely outcome as the year progresses.

Assuming the recovery is able to continue at its tempered pace, we expect a gradual return of confidence in corporations, which we think should eventually provide a lift to both the equity and corporate bond markets.

In the short term, the Federal Reserve is likely to keep the fed funds target rate low, or perhaps even reduce it, if faced with an additional wave of ominous data. A continuation of low rates could bode well for your Fund over the near term, as rising interest rates are typically not a welcome sign for bond investors. Going forward, you can expect the Fund's management to retain its intensive focus on the research process, as the credit environment remains tight and the cost of borrowing high for U.S. corporations.

We remind investors that it is important to periodically reexamine the asset allocation within their investment portfolios. For those individuals seeking high income, we think Delaware Delchester Fund can be a compelling investment vehicle.

Sincerely,

/S/ Charles E. Haldman, Jr.

Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/S/ David K. Downes

David K. Downes
President and Chief Executive Officer, Delaware Investments
Family of Funds

Portfolio                                               Delaware Delchester Fund
  Management Review                                     August 13, 2002


Fund Managers

Timothy L. Rabe
Vice President/Portfolio Manager

Jude T. Driscoll
Executive Vice President
Head of Fixed Income
Delaware Management Company

The Fund's Results

In a year marked by turbulence and uncertainty both at home and abroad, Delaware Delchester Fund, like its peers, suffered from extreme market volatility. During the second half of the Fund's fiscal year, conditions grew considerably worse as investors dealt with the negative implications of increased corporate fraud and a bleak economic environment.

For the fiscal year ended July 31, 2002, Delaware Delchester Fund posted a -7.94% return (Class A shares at net asset value with distributions reinvested). The Fund's performance trailed the Lipper High Current Yield Funds Average, which declined -7.54% for the same period, but outpaced the -9.46% performance of the Salomon Smith Barney High-Yield Cash Pay Index.

Despite the unusual market environment, we remain confident that our time-tested investment approach, which relies on extensive credit research and analysis, will reward investors with attractive income over the long term. Over the past year, our investment strategy has remained cautious, focusing on higher quality, lower yielding issues given the current risks in the high-yield market.

The past year proved challenging for the high-yield market. Banks' reluctance to lend money to high-yield borrowers has been detrimental to corporate growth, limiting their ability to fund improvements and acquire additional assets. While many banks have off-loaded risk by selling loans to individual investors and funds, we believe lending institutions are now positioned to extend credit to companies with solid assets and viable operations -- a move that could ultimately bode well for the high-yield market.

Another factor that we believe could help to stabilize the high-yield market is the recent increase in merger and acquisition activity. These transactions help investors rank the investment universe and more accurately determine the fair market value of corporate assets.



" WE BELIEVE LENDING INSTITUTIONS ARE NOW POSITIONED TO EXTEND CREDIT TO COMPANIES WITH SOLID ASSETS AND VIABLE OPERATIONS."

Finally, the high-yield market has witnessed an increase in "fallen angels"-- investment-grade bonds that have been downgraded to non-investment-grade status. Through July 31, 2002, the rate of such downgrades exceeded new high-yield debt issuance by almost three times (Source: Moody's Investors Service). Because investment-grade issuers are typically larger and more financially secure than their high-yield counterparts, they can support higher levels of debt. However, when large, high-grade issuers fall to non-investment-grade levels, as in the case of WorldCom, it can have a destabilizing effect on the entire high-yield market.

Portfolio Highlights

During the past year, our market underweighting in telecommunications proved positive for the Fund, as defaults continued to plague the sector. Our ability to continually scrutinize these companies remains a key attribute of our strategy. It enabled us to reduce or liquidate our positions in several companies within this sector.

Retailers proved to be one of the best performers during the fiscal year. Leveraging our credit analysis, we were able to participate in the strong price performance of bonds such as Office Depot, one of the portfolio's core holdings. This well-known national brand emerged from a successful corporate restructuring that focused on repairing balance sheet issues and streamlining operations. We anticipate that the continued strength of such a company could result in an upgrade to investment-grade status in the coming months.

During the period, exposure to the cable sector hurt the Fund's overall performance. We are confident that the majority of firms within this sector offer long-term value. We believe the sector was unfairly penalized for problems with Adelphia Communications, an issue we sold prior to news of its bankruptcy. It's anticipated that the entire industry may be impacted in the short term, until greater clarity over corporate accounting numbers emerges. As a result, we limited our exposure to the sector relative to our benchmark index, and focused on issuers that we believe offer solid fundamentals, including Charter Communications and Insight Communications.

During the second half of the Fund's fiscal year, exposure to the utility sector had a negative impact on performance. In recent months, utilities have come under intense scrutiny for their perceived supply/demand imbalance, resulting in slower corporate growth. However, we remain optimistic that the majority of utility providers are adequately funded and offer low cost, efficient plants poised to meet future demand. A good example is Calpine, where corporate management recognizes that future security is contingent upon slower growth and an increased focus on cash flow.

PORTFOLIO CHARACTERISTICS
July 31, 2002
--------------------------------------------------------------------
Current SEC 30-Day Yield*                                      9.91%
--------------------------------------------------------------------
Average Duration**                                        4.26 years
--------------------------------------------------------------------
Average Maturity***                                       7.06 years
--------------------------------------------------------------------
Portfolio Turnover+                                             441%
--------------------------------------------------------------------

* For Class A shares measured according to Securities and Exchange Commission
(SEC) guidelines. Current SEC 30-day yield as of July 31, 2002 for Class B and C shares was 9.63%. The SEC 30-day yield for the Institutional Class was 10.78%.

** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average Maturity is the average time remaining until repayment by issuers of portfolio securities.

+A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio once in the course of a year, or if the Fund frequently traded securities. High turnover can result in increased transaction costs and tax liabilities for investors.

Outlook

Our investment approach seeks to minimize risk through continual monitoring of sector weightings, helping us to avoid overexposure to any one industry. Further, we believe that our bottom-up approach combined with extensive proprietary credit research will continue to help us select the most attractive high-yield issues available in the marketplace.

We anticipate that market volatility will continue until concerns about corporate malfeasance lessen. The increased focus on cash flow has resulted in investors paying much higher premiums than in the past. Over the course of the coming year, we believe sectors such as cable, telecommunications, utilities, and energy could drive the high-yield market and deliver the most attractive yields.

Top 10 Sectors
As of July 31, 2002
                                                   Percentage
Sector                                            of Net Assets
--------------------------------------------------------------------
Cable, Media & Publishing                            9.59%
--------------------------------------------------------------------
Chemicals                                            9.50%
--------------------------------------------------------------------
Leisure Lodging & Entertainment                      9.44%
--------------------------------------------------------------------
Food, Beverage & Tobacco                             7.34%
--------------------------------------------------------------------
Energy                                               6.88%
--------------------------------------------------------------------
Healthcare & Pharmaceuticals                         5.64%
--------------------------------------------------------------------
Retail                                               4.93%
--------------------------------------------------------------------
Telecommunications                                   4.65%
--------------------------------------------------------------------
Packaging & Containers                               3.89%
--------------------------------------------------------------------
Utilities                                            3.82%
--------------------------------------------------------------------

New
  At Delaware

--------------------------------------------------------------------------------
Simplify your life.

  SIGN UP FOR DELAWARE'S NEW
                   eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

Graphic of e:Delivery Logo

To sign up for Delaware eDelivery:

1. Go to www.delawareinvestments.com/edelivery

2. Follow the directions to register.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.
--------------------------------------------------------------------------------

Delaware
  Delchester Fund

Fund Basics
As of July 31, 2002
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks as high a current income as is
consistent with providing reasonable safety.
--------------------------------------------------------------------------------
Total Fund Assets:
$289.96 million
--------------------------------------------------------------------------------
Number of Holdings:
179
--------------------------------------------------------------------------------
Fund Start Date:
August 20, 1970
--------------------------------------------------------------------------------
Your Fund Managers:
Timothy L. Rabe is Vice President/Portfolio Manager of Delaware's high-yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder. Jude T. Driscoll is Executive Vice President/ Head of Fixed Income at Delaware Management Company. Mr. Driscoll received a bachelor's degree in economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.
--------------------------------------------------------------------------------

Nasdaq  Symbols:
Class  A  DETWX
Class  B  DHYBX
Class  C  DELCX

Fund Performance
Average Annual Total Returns
Through July 31, 2002           Lifetime    10 Years     Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 8/20/70)
Excluding Sales Charge           +6.88%      +0.58%        -7.93%        -7.94%
Including Sales Charge           +6.71%      +0.10%        -8.83%       -12.44%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge           -1.98%                    -8.55%        -8.28%
Including Sales Charge           -1.98%                    -8.78%       -11.61%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge           -3.57%                    -8.56%        -8.28%
Including Sales Charge           -3.57%                    -8.56%        -9.12%
--------------------------------------------------------------------------------

Delaware Delchester Fund invests primarily in high-yield bonds (commonly known as 'junk bonds'), which involve greater risk than higher quality bonds.

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all share classes for the periods through 7/31/01. Performance would have been lower had the expense limitation not been in effect.

The average annual total returns for the lifetime (since 8/20/70), 10-year, five-year, and one-year periods ended July 31, 2002 for Delaware Delchester Fund's Institutional Class were +7.00%, +0.83%, -7.69%, and -7.69%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware Delchester Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DETIX

Delaware
  Delchester Fund

Performance of a $10,000 Investment Chart
July 31, 1992 through July 31, 2002

Graphic of Performance Chart

Delaware Delchester Fund Performance of $10,000 investment chart


                     Delaware               Salomon Smith Barney
                  Delchester Fund         High-Yield Cash Pay Index
       Jul-92         $9,530                       $10,000
       Jul-93        $10,908                       $11,629
       Jul-94        $11,083                       $12,002
       Jul-95        $12,020                       $13,728
       Jul-96        $12,994                       $14,952
       Jul-97        $15,272                       $17,314
       Jul-98        $16,872                       $19,159
       Jul-99        $15,582                       $19,119
       Jul-00        $13,756                       $18,958
       Jul-01        $10,975                       $19,378
       Jul-02        $10,082                       $17,545

Chart assumes $10,000 invested on July 31, 1992 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index that generally tracks the performance of high-yield bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                              Delaware Delchester Fund
  of Net Assets                                        July 31, 2002

                                              Principal                 Market
                                               Amount                   Value
 Asset-Backed Securities - 0.66%
   Morgan Stanley Dean Witter
     2001-NC3N N 12.75% 10/25/31             $ 1,318,54               $1,343,271
     2001-NC2N N 12.75% 1/26/32                 556,267                  562,525
                                                                      ----------
 Total Asset-Backed Securities
   (cost $1,874,815)                                                   1,905,796
                                                                      ----------
 Collateralized Mortgage Obligations - 3.10%
   Citicorp Mortgage Securities
     2001-144 B3 6.614% 9/25/31                 352,495                  306,092
   Credit Suisse First Boston
     Mortgage Securities
     2001-C26 1B4 6.75% 11/25/31                736,518                  578,143
     2001-CK1 5.863% 12/16/35                 3,400,000                2,725,313
   Master Asset Securitization Trust
     2001-1 B4 6.75% 11/25/31                   717,848                  616,087
     2001-3 B4 6.015% 1/25/32                   749,383                  628,925
   Prudential Securities Secured
     Financing 1998 C1-J
     7.365% 5/15/13                           1,513,000                1,194,088
   Salomon Brothers Mortgage
     Securities 1999-C1 H
     7.00% 5/18/32                            1,900,000                1,551,160
   Washington Mutual Mortgage
     Securities 2001-8 CB4
     6.71% 8/25/31                            1,678,891                1,380,888
                                                                      ----------
 Total Collateralized Mortgage
   Obligations (cost $8,387,513)                                       8,980,696
                                                                      ----------
 Corporate Bonds - 82.89%
 Aerospace & Defense - 1.02%
   BE Aerospace 9.50% 11/1/08                 1,875,000                1,715,625
   Sequa 9.00% 8/1/09                         1,250,000                1,228,125
                                                                      ----------
                                                                       2,943,750
                                                                      ----------
 Automobiles & Automotive Parts - 3.27%
   Advanced Accessory Systems/
     AAS Capital 9.75% 10/1/07                  685,000                  640,475
  !Asbury Automotive Group 144A
     9.00% 6/15/12                            2,075,000                1,934,938
   CSK Auto 12.00% 6/15/06                    2,395,000                2,553,668
   Navistar International 9.375% 6/1/06       1,625,000                1,657,500
  +Neff 10.25% 6/1/08                         2,080,000                1,258,400
  +Venture Holdings Trust
     12.00% 6/1/09                            3,710,000                1,428,350
                                                                      ----------
                                                                       9,473,331
                                                                      ----------
 Banking, Finance & Insurance - 0.98%
   Finova Group 7.50% 11/15/09                4,575,000                1,395,375
   Sovereign Bancorp 10.50% 11/15/06          1,310,000                1,447,550
                                                                      ----------
                                                                       2,842,925
                                                                      ----------
 Buildings & Materials - 1.05%
   Building Materials 7.75% 7/15/05           1,735,000                1,448,725
  +Foster Wheeler 6.75% 11/15/05              2,670,000                1,588,650
                                                                      ----------
                                                                       3,037,375
                                                                      ----------
                                              Principal                 Market
                                               Amount                   Value
 Corporate Bonds (continued)
 Cable, Media & Publishing - 8.91%
   Charter Communications
     10.75% 10/1/09                         $ 6,700,000               $4,321,499
  +**13.50% 1/15/11                          11,560,000                3,814,800
   Echostar Broadband
     10.375% 10/1/07                          3,400,000                3,255,500
 **Insight Communications
     12.25% 2/15/11                           5,300,000                1,881,500
   Insight Midwest 10.50% 11/1/10             2,445,000                2,102,700
   Lodgenet Entertainment
     10.25% 12/15/06                          3,125,000                3,046,875
   Mediacom Broadband
     11.00% 7/15/13                           4,010,000                3,248,100
   Nextmedia Operating 10.75% 7/1/11            590,000                  578,200
   Northland Cable Television
     10.25% 11/15/07                            500,000                  352,500
  !PanAmSat 144A 8.50% 2/1/12                   800,000                  736,000
  !Von Hoffman 144A 10.25% 3/15/09            1,100,000                1,083,500
   WRC Media 12.75% 11/15/09                  1,375,000                1,417,969
                                                                      ----------
                                                                      25,839,143
                                                                      ----------
 Chemicals - 8.69%
   FMC 6.375% 9/1/03                          2,000,000                1,945,768
   Huntsman International
   +!144A 9.875% 3/1/09                         480,000                  483,600
     10.125% 7/1/09                           3,620,000                3,203,700
   IMC Global
     6.55% 1/15/05                            2,100,000                1,926,101
     7.625% 11/1/05                           2,000,000                1,822,250
   Lyondell Chemical 9.875% 5/1/07            2,290,000                2,152,600
   MacDermid 9.125% 7/15/11                   2,795,000                2,892,825
  !SOI Funding 144A 11.25% 7/15/09            4,640,000                4,199,200
  +Solutia
     6.50% 10/15/02                           4,175,000                4,175,000
     6.72% 10/15/37                           2,940,000                2,396,100
                                                                      ----------
                                                                      25,197,144
                                                                      ----------
 Computers & Technology - 2.20%
   Asat Finance 12.50% 11/1/06                2,505,750                1,891,841
   ChipPAC International 12.75% 8/1/09        1,950,000                1,940,250
  !Seagate Technology 144A
     8.00% 5/15/09                            2,600,000                2,535,000
                                                                      ----------
                                                                       6,367,091
                                                                      ----------
 Consumer Products - 2.20%
  +American Greetings 11.75% 7/15/08          1,310,000                1,411,525
***Derby Cycle 10.00% 5/15/08                 1,848,822                   46,221
   Remington Arms 9.50% 12/1/03               2,550,000                2,435,250
  +Salton 12.25% 4/15/08                      2,500,000                2,475,000
                                                                      ----------
                                                                       6,367,996
                                                                      ----------

Statement                                               Delaware Delchester Fund
  of Net Assets (continued)

                                              Principal                 Market
                                               Amount                   Value
Corporate Bonds (continued)
Electronics & Electrical Equipment - 0.20%
   Motors and Gears 10.75% 11/15/06         $   600,000               $  567,000
                                                                      ----------
                                                                         567,000
                                                                      ----------
Energy - 5.24%
   Denbury Resources 9.00% 3/1/08             1,815,000                1,769,625
   El Paso
    +7.00% 5/15/11                              525,000                  394,458
    !144A 7.875% 6/15/12                        520,000                  401,149
  +El Paso Energy Partners 8.50%              1,865,000                1,743,775
     6/1/11
  !Hanover Equipment Trust 144A
     8.50% 9/1/08                             1,560,000                1,318,200
   Swift Energy 9.375% 5/1/12                 1,315,000                1,249,250
   Tennessee Gas Pipeline
     8.375% 6/15/32                           1,560,000                1,412,218
  !Transcontinental Gas Pipeline 144A
     8.875% 7/15/12                           1,585,000                1,361,550
   Vintage Petroleum
     7.875% 5/15/11                             890,000                  805,450
     8.25% 5/1/12                             2,150,000                2,107,000
  !Williams 144A 8.125% 3/15/12               2,390,000                1,087,450
  !Williams Gas Pipeline 144A
     7.375% 11/15/06                          1,935,000                1,538,325
                                                                      ----------
                                                                      15,188,450
                                                                      ----------
Environmental Services - 1.30%
  !IESI 144A 10.25% 6/15/12                   2,930,000                2,768,850
+!Synagro Technologies 144A
     9.50% 4/1/09                               995,000                1,009,925
                                                                      ----------
                                                                       3,778,775
                                                                      ----------
Food, Beverage & Tobacco - 7.34%
  +Advantica Restaurant 11.25% 1/15/08        3,365,000                2,666,763
   Avado Brands 9.75% 6/1/06                  2,450,000                1,114,750
   B&G Foods 9.625% 8/1/07                    1,625,000                1,651,406
   CKE Restaurants 9.125% 5/1/09              4,200,000                3,968,999
   DiGiorgio 10.00% 6/15/07                   3,250,000                3,282,500
   Dimon 9.625% 10/15/11                        730,000                  759,200
  !Fleming 144A 9.875% 5/1/12                 4,085,000                3,615,225
   Ingles Markets 8.875% 12/1/11              2,165,000                2,116,288
   National Wine & Spirits
     10.125% 1/15/09                          2,100,000                2,026,500
   Perkins Family Restaurants
     10.125% 12/15/07                            70,000                   69,650
                                                                      ----------
                                                                      21,271,281
                                                                      ----------
Funeral Services - 0.30%
  +Stewart Enterprises 10.75% 7/1/08            795,000                  858,600
                                                                      ----------
                                                                         858,600
                                                                      ----------

                                              Principal                 Market
                                               Amount                   Value

Corporate Bonds (continued)
Healthcare & Pharmaceuticals - 5.64%
  !AaiPharma 144A 11.00% 4/1/10              $2,350,000               $2,162,000
  +Concentra Operating                        2,160,000                2,430,000
     13.00% 8/15/09
   Extendicare Health Services
     9.35% 12/15/07                           2,965,000                2,653,675
   Fresenius Medical Care Capital Trust
     7.875% 2/1/08                            2,070,000                1,795,725
   Hanger Orthopedic Group
     10.375% 2/15/09                          1,595,000                1,618,925
   Healthsouth 10.75% 10/1/08                 2,245,000                2,312,350
   Kinetic Concepts 9.625% 11/1/07            3,500,000                3,377,500
                                                                      ----------
                                                                      16,350,175
                                                                      ----------
Home Builders - 2.28%
   Beazer Homes USA 8.625% 5/15/11            1,210,000                1,200,925
   D.R. Horton 9.75% 9/15/10                  2,125,000                2,103,750
  +Ryland Group 8.25% 4/1/08                  1,105,000                1,091,188
  !Technical Olympic USA 144A
     9.00% 7/1/10                             2,350,000                2,223,687
                                                                      ----------
                                                                       6,619,550
                                                                      ----------
Leisure, Lodging & Entertainment - 9.44%
  +Argosy Gaming 10.75% 6/1/09                1,715,000                1,854,344
   Boyd Gaming 9.50% 7/15/07                  1,170,000                1,200,713
 +!Chumash Casino 144A
     9.00% 7/15/10                            1,500,000                1,533,750
 +!Circus & Eldorado 144A
     10.125% 3/1/12                           2,500,000                2,437,500
   Extended Stay America
     9.875% 6/15/11                           1,585,000                1,585,000
  +Host Marriot REIT
     8.375% 2/15/06                           2,060,000                2,011,075
  !John Q Hammons Hotels 144A
     8.875% 5/15/12                           1,600,000                1,532,000
  +Mandalay Resort Group
     10.25% 8/1/07                            1,560,000                1,661,400
   Meristar Hospitality
     Operating Partnership REIT
     10.50% 6/15/09                           1,900,000                1,909,500
   Park Place Entertainment
     9.375% 2/15/07                           1,330,000                1,381,538
   Penn National Gaming
     11.125% 3/1/08                           2,830,000                3,049,324
 +!Regal Cinemas 144A 9.375% 2/1/12           1,025,000                1,050,625
   RFS Partnership REIT 9.75% 3/1/12          1,675,000                1,683,375
   Six Flags 9.50% 2/1/09                     1,060,000                1,060,000
  !Venetian Casino 144A 11.00% 6/15/10        1,430,000                1,433,575
   Wheeling Island Gaming
     10.125% 12/15/09                         1,980,000                2,019,600
                                                                      ----------
                                                                      27,403,319
                                                                      ----------

Statement                                               Delaware Delchester Fund
 of Net Assets (continued)

                                              Principal                 Market
                                               Amount                   Value

Corporate Bonds (continued)
Metals & Mining - 2.06%
   !Jorgensen Earle M. 144A
      9.75% 6/1/12                            $3,230,000              $3,165,400
   !Oregon Steel Mills 144A
      10.00% 7/15/09                           2,750,000               2,805,000
                                                                      ----------
                                                                       5,970,400
                                                                      ----------
Packaging & Containers - 3.89%
    AEP Industries 9.875% 11/15/07             2,800,000               2,744,000
   !Graphic Packaging 144A
      8.625% 2/15/12                           2,125,000               2,114,375
    Plastipak 10.75% 9/1/11                      635,000                 683,419
    Portola Packaging 10.75% 10/1/05           2,675,000               2,741,875
    Radnor Holdings 10.00% 12/1/03             2,145,000               1,941,225
    Silgan 9.00% 6/1/09                        1,030,000               1,050,600
                                                                      ----------
                                                                      11,275,494
                                                                      ----------
Paper & Forest Products - 0.82%
    Georgia Pacific
     +9.50% 12/1/11                            1,560,000               1,438,365
      9.50% 5/15/22                            1,050,000                 950,476
                                                                      ----------
                                                                       2,388,841
                                                                      ----------
Real Estate - 1.79%
    Nationwide Health Properties
      REIT 7.06% 12/5/06                       2,500,000               2,627,560
    Senior Housing Properties Trust
      REIT 8.625% 1/15/12                      1,505,000               1,505,000
    Tanger Properties 9.125% 2/15/08           1,055,000               1,071,827
                                                                      ----------
                                                                       5,204,387
                                                                      ----------
Retail - 4.93%
   +Gap 10.55% 12/15/08                        2,250,000               2,260,519
  **J Crew 13.125% 10/15/08                    2,400,000               1,428,000
   +J Crew Operating 10.375% 10/15/07          2,900,000               2,450,500
!***KMart 144A 9.875% 6/15/08                 3,930,000               1,257,600
   +Office Depot 10.00% 7/15/08                3,260,000               3,569,700
    Petco Animal Supplies 10.75% 11/1/11       2,130,000               2,300,400
    Saks 7.25% 12/1/04                         1,050,000               1,023,750
                                                                      ----------
                                                                      14,290,469
                                                                      ----------
Telecommunications - 4.05%
  **Alamosa Holding 12.875% 2/15/10            3,415,000                 665,925
  **Allegiance Telecom 11.75% 2/15/08          2,875,000                 330,625
   +American Tower 9.375% 2/1/09               2,020,000               1,080,700
    AT&T Wireless 8.125% 5/1/12                2,150,000               1,626,582
   +Crown Castle 10.75% 8/1/11                 3,000,000               2,039,999
    Horizon PCS 13.75% 6/15/11                 2,000,000                 690,000
   +Level 3 Communications
      11.00% 3/15/08                             920,000                 575,000
  **Nextel Communications
      9.75% 10/31/07                           1,055,000                 683,113
      10.65% 9/15/07                           1,600,000               1,102,000
 ***Nextel International 12.75% 8/1/10         6,820,000                  85,250
  **Nextel Partners 14.00% 2/1/09              2,350,000                 875,375
    SBA Communications
      10.25% 2/1/09                              400,000                 216,000
   +**12.00% 3/1/08                            1,000,000                 522,500

                                              Principal                 Market
                                               Amount                   Value

Corporate Bonds (continued)
Telecommunications (continued)
   Time Warner Telecommunications
     9.75% 7/15/08                           $1,670,000             $    576,150
 **Ubiquitel 14.00% 4/15/10                   4,300,000                  365,500
***WorldCom
     144A 7.375% 1/15/03                      1,225,000                  162,313
     7.50% 5/15/11                            1,225,000                  162,313
                                                                    ------------
                                                                      11,759,345
                                                                    ------------
Textiles, Apparel & Furniture - 0.96%
   Levi Strauss 6.80% 11/1/03                 3,025,000                2,775,438
                                                                    ------------
                                                                       2,775,438
                                                                    ------------
Transportation & Shipping - 1.09%
   Hornbeck Offshore Services
     10.625% 8/1/08                           3,100,000                3,177,500
                                                                    ------------
                                                                       3,177,500
                                                                    ------------
Utilities - 3.24%
   Avista 9.75% 6/1/08                        1,075,000                1,122,958
  +Calpine 10.50% 5/15/06                     3,575,000                1,930,499
   Consumers Energy 6.20% 5/1/03              1,560,000                1,522,342
   Midland Funding II 11.75% 7/23/05          1,175,000                1,129,444
   Mission Energy 13.50% 7/15/08                500,000                  202,500
   Orion Power Holdings 12.00% 5/1/10         1,910,000                1,365,650
   PG&E National Energy
     10.375% 5/16/11                          1,875,000                1,389,615
  !Western Energy 144A 9.75% 5/1/07             805,000                  729,232
                                                                    ------------
                                                                       9,392,240
                                                                    ------------
Total Corporate Bonds
   (cost $260,216,765)                                               240,340,019
                                                                    ------------

 Foreign Bonds - 11.71%
 Argentina - 0.32%
  +YPF SA 8.00% 2/15/04                       1,200,000                  930,000
                                                                    ------------
                                                                         930,000
                                                                    ------------
Bahamas - 0.41%
   Teekay Shipping 8.875% 7/15/11             1,160,000                1,200,600
                                                                    ------------
                                                                       1,200,600
                                                                    ------------
Brazil - 0.52%
  +Federal Republic of Brazil
     11.00% 8/17/40                           3,375,000                1,493,438
                                                                    ------------
                                                                       1,493,438
                                                                    ------------
Canada - 5.31%
   Ainsworth Lumber 13.875% 7/15/07             585,000                  634,725
   Calpine Canada Energy Finance
     8.50% 5/1/08                             3,200,000                1,680,000
  !Compton Petroleum 144A
     9.90% 5/15/09                            1,750,000                1,758,750
  !CP Ships 144A 10.375% 7/15/12              1,550,000                1,577,125
   Fairfax Financial 7.75% 12/15/03           3,565,000                3,281,066
   Methanex 8.75% 8/15/12                     2,340,000                2,375,100
   Norske Skogind
     8.625% 6/15/11                             900,000                  911,250

Statement                                              Delaware Delchester Fund
  of Net Assets (continued)

                                              Principal                 Market
                                               Amount                   Value

Foreign Bonds (continued)
Canada (continued)
   Rogers Cablesystems 10.00% 3/15/05        $1,920,000               $1,996,800
   Telus 7.50% 6/1/07                         1,075,000                  666,500
   Tembec Industries 8.50% 2/1/11               515,000                  520,150
                                                                      ----------
                                                                      15,401,466
                                                                      ----------
Colombia - 0.33%
   Republic of Colombia
     11.75% 2/25/20                           1,150,000                  951,625
                                                                      ----------
                                                                         951,625
                                                                      ----------
Ecuador - 0.71%
 ++Republic of Ecuador
     5.00% 8/15/30                              310,000                  119,976
    !144A 5.00% 8/15/30                       4,900,000                1,947,749
                                                                      ----------
                                                                       2,067,725
                                                                      ----------
France - 0.37%
   France Telecom 8.50% 3/1/31                1,065,000                1,062,242
                                                                      ----------
                                                                       1,062,242
                                                                      ----------
Grenada - 0.46%
 +!Government of Grenada 144A
     9.375% 6/30/12                           1,335,000                1,338,338
                                                                      ----------
                                                                       1,338,338
                                                                      ----------
Luxembourg - 0.83%
   Tyco International Group
     6.375% 10/15/11                          3,215,000                2,399,753
                                                                      ----------
                                                                       2,399,753
                                                                      ----------
Norway - 0.71%
   Ocean Rig Norway 10.25% 6/1/08             2,300,000                2,058,500
                                                                      ----------
                                                                       2,058,500
                                                                      ----------
Russia - 0.96%
   Russia Federation 5.00% 3/31/30            4,115,000                2,782,768
                                                                      ----------
                                                                       2,782,768
                                                                      ----------
Uruguay - 0.33%
   Republic of Uruguay
     7.625% 1/20/12                           1,350,000                  448,875
     7.875% 7/15/27                           1,350,000                  516,375
                                                                      ----------
                                                                         965,250
                                                                      ----------
Venezuela - 0.45%
   Republic of Venezuela
     2.875% 12/18/07                          1,833,303                1,307,774
                                                                      ----------
                                                                       1,307,774
                                                                      ----------
Total Foreign Bonds
   (cost $38,191,077)                                                 33,959,479
                                                                      ----------

                                              Number of
                                               Shares
 Preferred Stocks - 0.42%
  +Dobson PIK 12.25%                              4,063                1,229,166
                                                                      ----------
 Total Preferred Stocks
   (cost $3,812,586)                                                   1,229,166
                                                                      ----------

                                              Number of                 Market
                                               Shares                   Value
 Warrants - 0.00%
  *Horizon PCS                                    7,300             $        365
                                                                    ------------
 Total Warrants (cost 486,143)                                               365
                                                                    ------------

                                              Principal
                                                Amount
 Repurchase Agreements - 0.80%
   With BNP Paribas 1.79% 8/1/02
     (dated 7/31/02,
     collateralized by
     $808,300 U.S. Treasury
     Bills due 8/8/02,
     market value $807,983)                  $  790,200                  790,200
   With J.P. Morgan
     Securities 1.77% 8/1/02
     (dated 7/31/02,
     collateralized by $276,300
     U.S. Treasury Notes 11.125%
     due 8/15/03, market value
     $317,383 and $343,600
     U.S. Treasury Notes 10.75%
     due 8/15/05, market value 438,288)         740,600                  740,600
   With UBS Warburg 1.79% 8/1/02
     (dated 7/31/02, collateralized
     by $343,600 U.S. Treasury Notes
     3.625% due 8/31/03, market value
     $355,347, $343,600 U.S. Treasury
     Notes 5.875% due 2/15/04, market
     value $372,577, $69,100 U.S.
     Treasury Notes 6.50% due
     10/15/06, market $ 78,670)                 790,200                  790,200
                                                                    ------------
 Total Repurchase Agreements
   (costs $2,321,000)                                                  2,321,000
                                                                    ------------
 Total Market Value of Securities - 99.58%
   (costs $315,289,899)                                              288,736,521
 Receivables and Other Assets
   Net of Liabilities - 0.42%                                          1,224,386
                                                                    ------------
 Net Assets Applicable to 112,108,688
   Shares Outstanding - 100.00%                                     $289,960,907
                                                                    ============

 Net Asset Value - Delaware Delchester
   Fund Class A
   ($188,735,837 / 73,017,617 Shares)                                      $2.58
                                                                           -----
 Net Asset Value - Delaware Delchester
   Fund Class B
   ($79,507,114 / 30,698,815 Shares)                                       $2.59
                                                                           -----
 Net Asset Value - Delaware Delchester
   Fund Class C
   ($11,175,745 / 4,314,540 Shares)                                        $2.59
                                                                           -----
 Net Asset Value - Delaware Delchester
   Fund Institutional Class
   ($10,542,211 / 4,077,716 Shares)                                        $2.59
                                                                           -----

Statement                                                Delware Delchester Fund
  of Net Assets (continued)

 Components of Net Assets at July 31, 2002:
 Shares of beneficial interest (unlimited
   authorization - no par)                                        $1,103,643,091
 Undistributed net investment income                                      43,670
 Accumulated net realized loss
   on investments                                                  (787,172,476)
 Net unrealized depreciation
   of investments                                                   (26,553,378)
                                                                  --------------
 Total net assets                                                 $  289,960,907
                                                                  ==============

  +  Security is partially or fully on loan.
 ++ Variable rate security. The interest rate shown is the rate as of July 31, 2002.
  ! Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 8 in "Notes to Financial Statements".
  *  Non-income producing security for the year ended July 31,2002.
 **  Zero coupon bond. The interest rate shown is the step-up rate.
***  Non-income producing security. Security is currently in default.

 Summary of Abbreviations
 PIK - Pay-in-kind
 REIT - Real Estate Investment Trust

 Net Asset Value and Offering Price per Share -
   Delaware Delchester Fund
 Net asset value Class A (A)                                               $2.58
 Sales charge (4.75% of offering price or
   5.04% of the amount invested per share) (B)                              0.13
                                                                           -----
Offering price                                                             $2.71
                                                                           -----

 (A) Net asset value per share, as illustrated, is the estimated amount, which would be paid upon redemption or repurchase of shares.
 (B) See the current prospectus for purchases of $100,000 or more.

 See accompanying notes

 Statement                                              Delaware Delchester Fund
   of Assets and Liabilities                            July 31, 2002

 Assets:
   Investments at market (cost $315,289,899)                        $288,736,521
   Receivables for securities sold                                    38,067,669
   Interest receivable                                                 7,102,417
   Cash                                                                1,057,083
   Subscriptions receivable                                               39,321
   Other assets                                                            8,852
                                                                    ------------
   Total assets                                                      335,011,863
                                                                    ------------

 Liabilities:
   Payables for securities purchased                                  43,701,165
   Distributions payable                                                 605,235
   Liquidations payable                                                  533,643
   Accrued expenses                                                      210,913
                                                                    ------------
   Total liabilities                                                  45,050,956
                                                                    ------------

 Total Net Assets                                                   $289,960,907
                                                                    ============


     See accompanying notes

 Statement                                              Delaware Delchester Fund
   of Operations                                        Year Ended July 31, 2002




 Investment Income:
   Interest                                                          $42,919,973
   Dividends                                                           2,107,485
   Security lending                                                      198,037         $45,225,495
                                                                    ------------         -----------

 Expenses:
   Management fees                                                     2,431,098
   Distribution expense-- Class A                                        678,940
   Distribution expense-- Class B                                      1,038,473
   Distribution expense-- Class C                                        144,527
   Dividend disbursing and transfer agent fees and expenses              896,100
   Reports and statements to shareholders                                174,000
   Accounting and administration fees                                    156,548
   Professional fees                                                      56,600
   Registration fees                                                      39,000
   Custodian fees                                                         25,586
   Trustees' fees                                                         15,400
   Other                                                                 125,330
                                                                    ------------
                                                                                           5,781,602
   Less expenses paid indirectly                                                             (19,366)
                                                                                        ------------
   Total expenses                                                                          5,762,236
                                                                                        ------------
 Net Investment Income                                                                    39,463,259
                                                                                        ------------

 Net Realized and Unrealized Loss on Investments:
   Net realized loss on investments                                                      (60,189,654)
   Net change in unrealized appreciation/depreciation
     of investments                                                                       (6,434,705)
                                                                                        ------------
 Net Realized and Unrealized Loss on Investments                                         (66,624,359)
                                                                                        ------------
 Net Decrease in Net Assets Resulting from Operations                                   $(27,161,100)
                                                                                        ============

 See accompanying notes

 Statements                                             Delaware Delchester Fund
   of Changes in Net Assets




                                                                                Year Ended
                                                                       7/31/02             7/31/01

 Increase (Decrease) in Net Assets from Operations:
   Net investment income                                             $39,463,259         $64,387,069
   Net realized loss on investments                                  (60,189,654)       (278,445,470)
   Net change in unrealized appreciation/depreciation
     of investments                                                   (6,434,705)         82,796,819
                                                                    ------------        ------------
   Net decrease in net assets resulting from operations              (27,161,100)       (131,261,582)
                                                                    ------------        ------------

 Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                         (24,865,632)        (43,129,369)
     Class B                                                          (9,838,723)        (17,030,137)
     Class C                                                          (1,367,538)         (2,455,855)
     Institutional Class                                              (1,407,087)         (2,304,256)
                                                                    ------------        ------------
                                                                     (37,478,980)        (64,919,617)
                                                                    ------------        ------------
 Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                          29,594,726          43,308,242
     Class B                                                          11,387,592          23,221,703
     Class C                                                           1,978,001           4,125,867
     Institutional Class                                               5,925,087          22,498,919

   Net asset value of shares issued upon reinvestment
     of dividends and distributions:
     Class A                                                          12,009,813          19,761,264
     Class B                                                           3,754,222           6,263,307
     Class C                                                             682,422           1,205,494
     Institutional Class                                               1,378,453           2,280,426
                                                                    ------------        ------------
                                                                      66,710,316         122,665,222
                                                                    ------------        ------------
   Cost of shares repurchased:
     Class A                                                         (89,672,334)       (141,879,299)
     Class B                                                         (36,183,890)        (65,748,601)
     Class C                                                          (5,834,983)        (14,530,455)
     Institutional Class                                             (14,581,401)        (18,149,016)
                                                                    ------------        ------------
                                                                    (146,272,608)       (240,307,371)
                                                                    ------------        ------------
   Decrease in net assets derived from capital share
     transactions                                                    (79,562,292)       (117,642,149)
                                                                    ------------        ------------

 Net Decrease in Net Assets                                         (144,202,372)       (313,823,348)

 Net Assets:
   Beginning of year                                                 434,163,279         747,986,627
                                                                    ------------        ------------
   End of year                                                      $289,960,907        $434,163,279
                                                                    ============        ============

 See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Delchester Fund Class A
----------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                               7/31/02(3)    7/31/01       7/31/00      7/31/99    7/31/98
Net asset value, beginning of period                            $  3.110     $  4.390     $  5.540     $  6.650   $    6.570

Income (loss) from investment operations:
Net investment income(1)                                           0.317        0.432        0.524        0.597        0.608
Net realized and unrealized gain (loss) on investments            (0.543)      (1.276)      (1.155)      (1.102)       0.070
                                                                --------     --------     --------     --------   ----------
Total from investment operations                                  (0.226)      (0.844)      (0.631)      (0.505)       0.678
                                                                --------     --------     --------     --------   ----------

Less dividends and distributions from:
Net investment income                                             (0.304)      (0.436)      (0.519)      (0.605)      (0.598)
                                                                --------     --------     --------     --------   ----------
Total dividends and distributions                                 (0.304)      (0.436)      (0.519)      (0.605)      (0.598)
                                                                --------     --------     --------     --------   ----------

Net asset value, end of period                                  $  2.580     $  3.110     $  4.390     $  5.540   $    6.650
                                                                ========     ========     ========     ========   ==========

Total return(2)                                                   (7.94%)     (20.22%)     (11.93%)      (7.65%)      10.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $188,736     $278,975     $485,581     $813,787   $1,060,136
Ratio of expenses to average net assets                            1.32%        1.25%        1.27%        1.10%        1.06%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                          1.32%        1.33%        1.30%        1.10%        1.06%
Ratio of net investment income to average net assets              10.76%       11.63%       10.55%       10.12%        9.16%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                 10.76%       11.55%       10.52%       10.12%        9.16%
Portfolio turnover                                                  441%         294%          82%          85%         117%

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019 and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Delchester Fund Class B
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                               7/31/02(3)     7/31/01      7/31/00      7/31/99     7/31/98
Net asset value, beginning of period                             $  3.120     $  4.390     $  5.540     $  6.650   $    6.570

Income (loss) from investment operations:
Net investment income(1)                                            0.295        0.405        0.487        0.557        0.556
Net realized and unrealized gain (loss) on investments             (0.543)      (1.270)      (1.154)      (1.103)       0.072
                                                                 --------     --------     --------     --------   ----------
Total from investment operations                                   (0.248)      (0.865)      (0.667)      (0.546)       0.628
                                                                 --------     --------     --------     --------   ----------

Less dividends and distributions from:
Net investment income                                              (0.282)      (0.405)      (0.483)      (0.564)      (0.548)
                                                                 --------     --------     --------     --------   ----------
Total dividends and distributions                                  (0.282)      (0.405)      (0.483)      (0.564)      (0.548)
                                                                 --------     --------     --------     --------   ----------

Net asset value, end of period                                   $  2.590     $  3.120     $  4.390     $  5.540   $    6.650
                                                                 ========     ========     ========     ========   ==========

Total return(2)                                                    (8.28%)     (20.85%)     (12.57%)      (8.34%)       9.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $ 79,507     $118,235     $208,784     $349,960   $  376,463
Ratio of expenses to average net assets                             2.04%        1.98%        2.00%        1.85%        1.81%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                           2.04%        2.06%        2.03%        1.85%        1.81%
Ratio of net investment income to average net assets               10.04%       10.90%        9.82%        9.37%        8.41%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly               10.04%       10.82%        9.79%        9.37%        8.41%
Portfolio turnover                                                   441%         294%          82%          85%         117%

(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019 and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

 See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Delchester Fund Class C
----------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                7/31/02(3)    7/31/01     7/31/00      7/31/99     7/31/98

Net asset value, beginning of period                            $  3.120     $ 4.390      $  5.540     $  6.650   $    6.570

Income (loss) from investment operations:
Net investment income(1)                                           0.295        0.405        0.487        0.566        0.555
Net realized and unrealized gain (loss) on investments            (0.543)      (1.270)      (1.154)      (1.111)       0.073
                                                                --------     --------     --------     --------   ----------
Total from investment operations                                  (0.248)      (0.865)      (0.667)      (0.545)       0.628
                                                                --------     --------     --------     --------   ----------

Less dividends and distributions from:
Net investment income                                             (0.282)      (0.405)      (0.483)      (0.565)      (0.548)
                                                                --------     --------     --------     --------   ----------
Total dividends and distributions                                 (0.282)      (0.405)      (0.483)      (0.565)      (0.548)
                                                                --------     --------     --------     --------   ----------

Net asset value, end of period                                  $  2.590     $  3.120     $  4.390     $  5.540   $    6.650
                                                                ========     ========     ========     ========   ==========

Total return(2)                                                   (8.28%)     (20.85%)     (12.57%)      (8.34%)       9.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $ 11,176     $ 16,841     $  33,871    $ 62,613   $   50,945
Ratio of expenses to average net assets                            2.04%        1.98%         2.00%       1.85%        1.81%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                          2.04%        2.06%         2.03%       1.85%        1.81%
Ratio of net investment income to average net assets              10.04%       10.90%         9.82%       9.37%        8.41%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly                10.04%       10.82%         9.79%       9.37%        8.41%
Portfolio turnover                                                  441%         294%           82%         85%         117%


(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019 and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

 See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                         Delaware Delchester Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                7/31/02(3)    7/31/01      7/31/00     7/31/99      7/31/98
Net asset value, beginning of period                            $  3.110     $  4.390     $  5.540     $  6.650   $    6.570

Income (loss) from investment operations:
Net investment income(1)                                           0.325        0.442        0.538        0.613        0.620
Net realized and unrealized gain (loss) on investments            (0.533)      (1.277)      (1.156)      (1.104)       0.075
                                                                --------     --------     --------     --------   ----------
Total from investment operations                                  (0.208)      (0.835)      (0.618)      (0.491)       0.695
                                                                --------     --------     --------     --------   ----------

Less dividends and distributions from:
Net investment income                                             (0.312)      (0.445)      (0.532)      (0.619)      (0.615)
                                                                --------     --------     --------     --------   ----------
Total dividends and distributions                                 (0.312)      (0.445)      (0.532)      (0.619)      (0.615)
                                                                --------     --------     --------     --------   ----------

Net asset value, end of period                                  $  2.590     $  3.110     $  4.390     $  5.540   $    6.650
                                                                ========     ========     ========     ========   ==========

Total return(2)                                                   (7.69%)     (19.98%)     (11.70%)      (7.42%)       11.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $ 10,542       20,112     $ 19,751     $ 38,687     $ 53,673
Ratio of expenses to average net assets                            1.04%        0.98%        1.00%        0.85%        0.81%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                          1.04%        1.06%        1.03%        0.85%        0.81%
Ratio of net investment income to average net assets              11.04%       11.90%       10.82%       10.37%        9.41%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly              11.04%       11.82%       10.79%       10.37%        9.41%
Portfolio turnover                                                  441%         294%          82%          85%         117%


(1) The average shares outstanding method has been applied for per share information for the years ended July 31, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
(3) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019 and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

 See accompanying notes
                                       19

Notes
  to Financial Statements

Delaware Delchester Fund
July 31, 2002

Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware Delchester Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek as high a level of current income as is consistent with providing reasonable safety.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle - As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to August 1, 2001, the Fund was not amortizing premium and was recognizing market discount at disposition on debt securities, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Fund, but resulted in a $213,504 decrease in cost of securities and a corresponding $213,504 increase in net unrealized appreciation, based on securities held by the Fund on August 1, 2001.

In addition, effective August 1, 2001, the Fund adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to August 1, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the year ended July 31, 2002 was an increase in net investment income of $2,453,826, a decrease in net unrealized appreciation (depreciation) of $2,324,762, and a decrease in net realized gains (losses) of $129,064. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in accounting.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The fund declares dividends from net investment income daily and pays such dividends monthly. Prior to May 23, 2002, the Fund declared and paid dividends from net investment income monthly. The Fund declares and pays distributions from net realized gains on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $8,976 for the year ended July 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended July 31, 2002 were approximately $10,390. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

Notes
  to Financial Statements (continued)

Delaware Delchester Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At July 31, 2002, the Fund had liabilities payable to affiliates as follows:

  Investment management fees payable to DMC         $15,623
  Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC       66,295
  Other expenses payable to DMC and affiliates       20,844

For the year ended July 31, 2002, DDLP earned $18,790 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended July 31, 2002, the Fund made purchases of $1,581,759,970 and sales of $1,656,416,652 of investment securities other than U.S. government securities and short-term investments. At July 31, 2002, the cost of investments for federal income tax purposes was $322,561,415.

At July 31, 2002, net unrealized depreciation was $33,824,894 of which $6,026,068 related to unrealized appreciation of investments and $39,850,962 related to unrealized depreciation of investments.

4. Dividend and Distribution
Information Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ending July 31, 2002 and 2001 were as follows:

                                        2002              2001
Ordinary income                     $37,478,980       $64,919,617
                                    -----------       -----------

As of July 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                        $1,103,643,091
Undistributed ordinary income                                43,670
Capital loss carryforwards                             (741,815,960)
Post-October losses                                     (38,085,000)
Unrealized depreciation on
   investments                                          (33,824,894)
                                                     --------------
Net assets                                           $  289,960,907
                                                     ==============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $87,593,579 expires in 2003, $10,982,838 expires in 2007, $147,703,776 expires in 2008, $284,053,994 expires in 2009, and
$211,481,773 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through July 31, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                 Year Ended
                                            7/31/02        7/31/01
Shares sold:
   Class A                                9,958,716      11,648,957
   Class B                                3,831,704       6,299,177
   Class C                                  670,486       1,098,370
   Institutional Class                    1,992,363       6,261,392

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                4,119,452       5,415,316
   Class B                                1,285,644       1,713,060
   Class C                                  233,953         328,279
   Institutional Class                      472,384         631,700
                                        -----------     -----------
                                         22,564,702      33,396,251
                                        -----------     -----------
Shares repurchased:
   Class A                              (30,649,968)    (38,066,983)
   Class B                              (12,370,137)    (17,615,271)
   Class C                               (1,994,829)     (3,735,373)
   Institutional Class                   (4,848,366)     (4,929,578)
                                        -----------     -----------
                                        (49,863,300)    (64,347,205)
                                        -----------     -----------
Net decrease                            (27,298,598)    (30,950,954)
                                        ===========     ===========

Notes
  to Financial Statements (continued)

Delaware Delchester Fund

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2002 or at any time during the year.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at July 31, 2002 was $36,337,708 and $37,374,023, respectively.


8. Credit and Market Risk
The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

9. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2002, the Fund designates distributions paid during the year as follows:

     (A)             (B)
   Long-Term       Ordinary          (C)
Capital Gains       Income          Total            (D)
Distributions    Distributions   Distributions    Qualifying
   (Tax Basis)   (Tax Basis)      (Tax Basis)    Dividends(1)
-------------   --------------   --------------   -----------
     --              100%            100%              --

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Income Funds - Delaware Delchester Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Delchester Fund (the "Fund") as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Delchester Fund at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ Ernst & Young LP

Philadelphia, Pennsylvania
September 6, 2002

Board of Trustees/Officers
       Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                 Principal                   Number of
     Name,                     Position(s)                                      Occupation(s)            Portfolios in Fund
   Address                      Held with            Length of Time                During                 Complex Overseen
and Birthdate                    Fund(s)                Served                   Past 5 Years               by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)      Chairman               2 Years              Since January 1, 2000,              89
   2005 Market Street           and Trustee                                Mr. Haldeman has served in
   Philadelphia, PA                                                       various capacities at different
       19103                                                              times at Delaware Investments(2)

   October 29, 1948                                                          President/Chief Operating
                                                                                 Officer/Director -
                                                                              United Asset Management
                                                                          (January 1998 - January 2000)

                                                                                Partner/Director -
                                                                             Cooke and  Bieler, Inc.
                                                                             (Investment Management)
                                                                            (June 1974 - January 1998)

David K. Downes(3)               President,              9 Years -                Mr. Downes has                107
2005 Market Street             Chief Executive       Executive Officer          served in various
 Philadelphia, PA                 Officer,                                     executive capacities
     19103                    Chief Financial        3 Years - Trustee         at different times
                             Officer and Trustee                              at Delaware Investments
   January 8, 1940


Independent Trustees

  Walter P. Babich                 Trustee               14 Years                  Board Chairman -             107
460 North Gulph Road                                                        Citadel Constructors, Inc.
 King of Prussia, PA                                                              (1989 - Present)
       19406


   October 1, 1927

 John H. Durham                    Trustee               23 Years(4)             Private Investor               107
  P.O. Box 819
Gwynedd Valley, PA
     19437

 August 7, 1937


                                         Other
     Name,                            Directorships
   Address                              Held by
and Birthdate                           Trustee
-----------------------------------------------------------

Interested Trustees

Charles E. Haldeman, Jr.(1)                None
   2005 Market Street
   Philadelphia, PA
       19103

   October 29, 1948



David K. Downes(3)                    Director/President -
2005 Market Street                      Lincoln National
 Philadelphia, PA                    Convertible Securities
     19103                                 Fund, Inc.

   January 8, 1940                      Director/President
                                        -Lincoln National
                                         Income Fund, Inc.
Independent Trustees

  Walter P. Babich                              None
460 North Gulph Road
 King of Prussia, PA
       19406


   October 1, 1927

 John H. Durham                              Trustee -
  P.O. Box 819                          Abington Memorial
Gwynedd Valley,                            PA Hospital
     19437

 August 7, 1937                         President/Director -
                                         22 WR Corporation

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent.

(2) Delaware Investments is the marketing name for Delaware Management Holdings,
    Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                                 Principal                   Number of
     Name,                     Position(s)                                      Occupation(s)            Portfolios in Fund
   Address                      Held with            Length of Time                During                 Complex Overseen
and Birthdate                    Fund(s)                Served                   Past 5 Years               by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

John A. Fry                      Trustee                1 Year                   President -                     89
P.O. Box 3003                                                                Franklin & Marshall College
Lancaster, PA                                                                   (June 2002 - Present)
   17604
                                                                             Executive Vice President -
                                                                              University of Pennsylvania
May 28, 1960                                                                   (April 1995 - June 2002)


Anthony D. Knerr                 Trustee               12 Years              Founder/Managing Director -        107
500 Fifth Avenue                                                             Anthony Knerr & Associates
New York, NY                                                                   (1990 - Present)
   10110

December 7, 1938


Ann R. Leven                    Trustee                13 Years             Treasurer/Chief Fiscal Officer -    107
785 Park Avenue                                                                National Gallery of Art
New York, NY                                                                       (1994 - 1999)
  10021

November 1, 1940




  Thomas F. Madison             Trustee                8 Years                       President/Chief            107
200 South Fifth Street                                                            Executive Officer -
    Suite 2100                                                                     MLM Partners, Inc.
  Minneapolis, MN                                                              (Small Business Investing
       55402                                                                         and Consulting)
                                                                                 (January 1993 - Present)
  February 25, 1936






Janet L. Yeomans                Trustee               3 Years                   Vice President Treasurer -      107
 Building 220-13W-37                                                                3M Corporation
 St. Paul, MN                                                                     (July 1995 - Present)
   55144
                                                                                 Ms. Yeomans has held
 July 31, 1948                                                                    various management
                                                                                positions at 3M Corporation
                                                                                      since 1983.

                                      Other
     Name,                         Directorships
   Address                           Held by
and Birthdate                        Trustee
---------------------------------------------------

Independent Trustees (continued)

John A. Fry                         Director -
P.O. Box 3003                    Sovereign Bancorp
Lancaster, PA
   17604
                                     Director -
                                  Sovereign Bank
May 28, 1960


Anthony D. Knerr                        None
500 Fifth Avenue
New York, NY
   10110

December 7, 1938


  Ann R. Leven                       Director -
785 Park Avenue                Recoton Corporation
 New York, NY
   10021                             Director -
                                  Systemax, Inc.
November 1, 1940
                                    Director -
                              Andy Warhol Foundation


Thomas F. Madison                  Director - Valmont
200 South Fifth Street              Industries, Inc.
    Suite 2100
  Minneapolis, MN                  Director - ACI
       55402                      Telecentrics Inc.

  February 25, 1936              Director - Digital
                                     River Inc.

                                 Director - Rimage
                                    Corporation


Janet L. Yeomans                       None
 Building 220-13W-37
 St. Paul, MN
   55144

 July 31, 1948

                                       25

                                                                                 Principal                   Number of
     Name,                     Position(s)                                      Occupation(s)            Portfolios in Fund
   Address                      Held with            Length of Time                During                 Complex Overseen
and Birthdate                    Fund(s)                Served                   Past 5 Years            by Trustee/Officer
--------------------------------------------------------------------------------------------------------------------------------
Officers

  William E. Dodge           Executive Vice            2 Years        Executive Vice President and              107
2005 Market Street           President and                              Chief Investment Officer -
 Philadelphia, PA           Chief Investment                                Equity of Delaware
      19103                 Officer - Equity                        Investment Advisers, a series of
                                                                           Delaware Management
June 29, 1949                                                                 Business Trust
                                                                          (April 1999 - Present)

                                                                           President, Director
                                                                            of Marketing and
                                                                        Senior Portfolio Manager -
                                                                       Marvin & Palmer Associates
                                                                         (Investment Management)
                                                                       (August 1996 - April 1999)

 Jude T. Driscoll            Executive Vice            1 Year         Executive Vice President and              107
2005 Market Street           President and                              Head of Fixed-Income of
 Philadelphia, PA               Head of                               Delaware Investment Advisers,
     19103                    Fixed-Income                                a series of Delaware
                                                                        Management Business Trust
March 10, 1963                                                           (August 2000 - Present)

                                                                        Senior Vice President and
                                                                    Director of Fixed-Income Process -
                                                                        Conseco Capital Management
                                                                         (June 1998 - August 2000)

                                                                            Managing Director -
                                                                       NationsBanc Capital Markets
                                                                       (February 1996 - June 1998)

Richard J. Flannery          Executive Vice President, 5 Years         Mr. Flannery has served in               107
2005 Market Street             General Counsel                      and various executive capacities
 Philadelphia, PA          Chief Administrative Officer                  at different times at
      19103                                                              Delaware Investments.

 September 30, 1957

Richelle S. Maestro            Senior Vice President,  9 Years          Ms. Maestro has served in               107
2005 Market Street             Deputy General Counsel                 various executive capacities
 Philadelphia, PA                  and Secretary                         at different times at
      19103                                                              Delaware Investments.

 November 26, 1957

Michael P. Bishof              Senior Vice President   6 Years          Mr. Bishof has served in                107
2005 Market Street                 and Treasurer                      various executive capacities
 Philadelphia, PA                                                         at different times at
      19103                                                               Delaware Investments.

August 18, 1962

                                     Other
     Name,                       Directorships
   Address                          Held by
and Birthdate                   Trustee/Officer
---------------------------------------------------

Officers

  William E. Dodge                    None
2005 Market Street
 Philadelphia, PA
      19103

June 29, 1949





 Jude T. Driscoll                     None
2005 Market Street
 Philadelphia, PA
     19103

March 10, 1963






Richard J. Flannery                   None
2005 Market Street
 Philadelphia, PA
      19103

 September 30, 1957

Richelle S. Maestro                   None
2005 Market Street
 Philadelphia, PA
     19103

 November 26, 1957

Michael P. Bishof                     None
2005 Market Street
 Philadelphia, PA
     19103

August 18, 1962

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                      This page intentionally left blank.

                      This page intentionally left blank.

Delaware Investments
       Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
  (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
  Delaware Growth Allocation Portfolio
  Delaware Balanced Allocation Portfolio
  Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
---------------------------------------
A Memeber of Lincoln Financial Group(R)

This annual report is for the information of Delaware Delchester Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Delchester Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                         Contact Information
Charles E. Haldeman, Jr.                     William E. Dodge                            Investment Manager
Chairman                                     Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds         Chief Investment Officer, Equity            Philadelphia, PA
Philadelphia, PA                             Delaware Investments Family of Funds
                                             Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                         Delaware International Advisers Ltd.
Board Chairman                               Jude T. Driscoll                            London, England
Citadel Constructors, Inc.                   Executive Vice President and
King of Prussia, PA                          Head of Fixed Income                        National Distributor
                                             Delaware Investments Family of Funds        Delaware Distributors, L.P.
David K. Downes                              Philadelphia, PA                            Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds         Richard J. Flannery                         Shareholder Servicing, Dividend
Philadelphia, PA                             President and Chief Executive Officer       Disbursing and Transfer Agent
                                             Delaware Distributors, L.P.                 Delaware Service Company, Inc.
John H. Durham                               Philadelphia, PA                            2005 Market Street
Private Investor                                                                         Philadelphia, PA 19103-7094
Gwynedd Valley, PA                           Richelle S. Maestro
                                             Senior Vice President, Deputy General       For Shareholders
John A. Fry                                  Counsel and Secretary                       800 523-1918
President                                    Delaware Investments Family of Funds
Franklin & Marshall College                  Philadelphia, PA                            For Securities Dealers and Financial
Lancaster, PA                                                                            Institutions Representatives Only
                                             Michael P. Bishof                           800 362-7500
Anthony D. Knerr                             Senior Vice President and Treasurer
Consultant                                   Delaware Investments Family of Funds        Web site
Anthony Knerr & Associates                   Philadelphia, PA                            www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6552)                                                        Printed in the USA
AR-024 [7/02] VG 9/02                                                      J8551